                                                      EXHIBIT 1.1
                               2,752,404 Shares

                             DM MANAGEMENT COMPANY

                                 Common Stock

                            UNDERWRITING AGREEMENT
                            ----------------------


                               __________, 1997



WESSELS, ARNOLD & HENDERSON, L.L.C.
MONTGOMERY SECURITIES
As Representatives of the several Underwriters
c/o Wessels, Arnold & Henderson, L.L.C.
601 Second Avenue
Minneapolis, Minnesota 55402-4314

Dear Sirs:

     SECTION 1.  Introduction.  DM Management Company, a Delaware corporation
                 ------------
(the "Company"), proposes to issue and sell 1,000,000 shares of its authorized but unissued Common Stock (the "Common Stock") and the stockholders of the Company named in Schedule B annexed hereto (the "Selling Stockholders") propose to sell 1,752,404 shares of the Company's issued and outstanding Common Stock to the several underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as Representatives. Said aggregate of 2,752,404 shares of Common Stock are herein called the "Firm Common Shares."

     In addition, the Company proposes to grant to the Underwriters an option to purchase up to 412,861 additional shares of Common Stock (the "Optional Common Shares"), as provided in Section 4 hereof. The Firm Common Shares and, to the extent such option is exercised, the Optional Common Shares are hereinafter collectively referred to as the "Common Shares."

     You have advised the Company and the Selling Stockholders that the Underwriters propose to make a public offering of their respective portions of the Common Shares on the effective date of the registration statement hereinafter referred to, or as soon thereafter as in your judgment is advisable.

     The Company and the Selling Stockholders hereby confirm their respective agreements with respect to the purchase of the Common Shares by the Underwriters as follows:

     SECTION 2.  Representations and Warranties of the Company.  The Company
                 ---------------------------------------------
represents and warrants to the several Underwriters that:

          (a) A registration statement on Form S-2 (File No. 333-35267) with respect to the Common Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission under the Act. The Company has prepared and has filed, or proposes to file prior to the effective date of such registration statement, an amendment or amendments to such registration statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to you two manually signed copies of such registration statement and amendments, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectus (meeting the requirements of Rule 430 of the Rules and Regulations) contained therein have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses contained therein, the exhibits, financial statements and schedules, and the documents incorporated by reference therein, as finally amended and revised, have heretofore been delivered by the Company to you and, to the extent applicable, were identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T. The Company will next file with the Commission one of the following: (i) prior to the effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, or (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (as hereinafter defined) and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company shall have previously advised you in writing would be included or made therein. If such registration statement has been declared effective by the Commission under the Act, no post-effective amendment to such registration statement has been filed as of the date of this Agreement.

     The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at any time prior to the time it becomes effective. The term "Prospectus" as used in this Agreement shall mean (a) the prospectus relating to the Common Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) and Rule 430A of the Rules and Regulations, (b) the term sheet or abbreviated term sheet filed by the Company with the Commission pursuant to Rule 424(b)(7) together with the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Common Shares, or, (c) if no filing pursuant to Rule 430A and Rule 424(b) of the Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective. The term "Rule 430A Information" means information with respect to the Common Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein; and any reference herein to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, a Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference therein. Any reference herein to any Prospectus shall be deemed to refer to and include any supplements thereto filed with the Commission after the date of filing of the Prospectus under Rules 424(b) and 430A, and prior to the termination of the offering of the Common Shares by the Underwriters. Additionally, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, nor has the Commission instituted proceedings for that purpose. Each Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, as the case may be, will contain all statements and information required to be included therein by the Act and the Rules and Regulations and in all material respects conform or will conform, as the case may be, to the requirements of the Act and the Rules and Regulations. Neither the Registration Statement nor any amendment thereto will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and neither the Prospectus nor any supplement thereto will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, or by or on behalf of any Selling Stockholder, specifically for use in the preparation thereof.

          (c) The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than DM Management Security Corporation, a Massachusetts securities corporation (the "Subsidiary"). The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Prospectus; the Company is in possession of and operating in compliance in all material respects with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of its business, all of which are valid and in full force and effect; the Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          (d) The Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts. The Company owns all of the outstanding capital stock of the Subsidiary, free and clear of all claims, liens, charges and encumbrances. All issued and outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options or rights to purchase or acquire any capital stock, or securities or obligations convertible into capital stock of the Subsidiary. The Subsidiary conducts no business and engages in no activities, other than the investment of funds made available to it by the Company. Any references herein (or in any certificate delivered hereunder) to the condition (financial or otherwise), properties, business, results of operations, prospects, liabilities or indebtedness of the Company shall be deemed to refer to that of the Company and the Subsidiary on a consolidated basis.

          (e) The Company has an authorized and outstanding capital stock as set forth in the Prospectus; the issued and outstanding shares of Common Stock, including all issued and outstanding shares to be sold by the Underwriters, have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Prospectus. Except as disclosed in or contemplated by the Prospectus and the consolidated financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations, except for shares issuable under the 1993 Employee Stock Purchase Plan of the Company. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information shown with respect to such plans, arrangements, options and rights.

          (f) The Common Shares to be issued and sold by the Company have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Common Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement, other than with respect to the Common Shares of the Selling Stockholders to be included in such offering. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Common Shares to be sold by the Selling Stockholders or the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

          (g) The Company has the corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the charter or Bylaws of the Company or the Subsidiary and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of their properties may be bound or affected, any statute (not including the Blue Sky or state securities laws applicable to the public offering of the Common Shares contemplated hereby) or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or the Subsidiary or any of their properties (not including the Blue Sky or state securities laws applicable to the public offering of the Common Shares contemplated hereby or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") applicable to such offering). No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Act, the Blue Sky or state securities laws applicable to the public offering of the Common Shares by the several Underwriters and the clearance of such offering with the NASD.

          (h) To the knowledge of the Company, Coopers & Lybrand LLP, who have expressed their opinion with respect to the consolidated financial statements and schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus and in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

          (i) The consolidated financial statements of the Company, together with the related notes and schedules included in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Company as of the respective dates of such consolidated financial statements, and the results of operations, changes in stockholders' equity and cash flows of the Company for the respective periods covered thereby. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. No other consolidated financial statements or schedules are required to be included in the Registration Statement. The selected consolidated financial data set forth in the Prospectus under the captions "Prospectus Summary - Summary Consolidated Financial Data," "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

          (j) Except as to violations, breaches and defaults which individually or in the aggregate would not have a material adverse effect on the Company, neither the Company nor the Subsidiary is in violation or default of any provision of its charter or Bylaws or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which constitutes a default on the part of the Company or the Subsidiary under such documents or which, with notice or lapse of time or both, would constitute such a default.

          (k) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been described or filed as required.

          (l) There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or the Subsidiary is or may be a party or of which property owned or leased by the Company or the Subsidiary is or may be the subject, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company. Neither the Company nor the Subsidiary is a party to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

          (m) The Company has good and marketable title to all the properties and assets reflected as owned in the consolidated financial statements hereinabove described (or elsewhere described in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements (or elsewhere described in the Prospectus), or (ii) those which are not material in amount and do not materially adversely affect the use made and proposed to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not material in relation to the business of the Company. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

          (n) Since the respective dates as of which information is given in the Registration Statement, as it may be amended, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance;
(iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any material change in the capital stock (other than upon the sale of the Common Shares hereunder and upon the exercise of options described in the Registration Statement) or any change in indebtedness that has a material adverse effect on the Company; and (v) there has not been any material adverse change in or affecting the condition (financial or otherwise), business, properties, results of operations or prospects of the Company, whether or not occurring in the ordinary course of business. The Company has no material contingent obligations that are not disclosed in the Registration Statement, as it may be amended.

          (o) Except as disclosed in or specifically contemplated by the Prospectus, the Company has sufficient trademarks, trade names, trade secrets, servicemarks, inventions, licenses, approvals and governmental authorizations to conduct its business as now conducted; the expiration of any trademarks, trade names, trade secrets, servicemarks, inventions, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, properties, results of operations or prospects of the Company; and the Company has no knowledge of any infringement by it of trademarks, trade name rights, patent rights, copyrights, licenses, trade secret, servicemarks or other similar rights of others, and there is no claim being made against the Company regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, properties, results of operations or prospects of the Company.

          (p) The Company has not been advised, nor does it have any reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state, federal and foreign environmental laws and regulations, except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company.

          (q) Each of the Company and the Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might successfully be asserted or threatened against the Company or the Subsidiary which could materially and adversely affect the condition (financial or otherwise), business, properties, results of operations or prospects of the Company.

          (r) Neither the Company nor the Subsidiary has, directly or indirectly, at any time during the past five years (i) made any unlawful contributions to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to a federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (s) All material transactions during the Company's current or last three fiscal years between the Company and the officers, directors and 5% shareholders of the Company have been accurately disclosed in the Prospectus to the extent required; and the terms of each such transaction are in all material respects fair to the Company and no less favorable to the Company than the terms that could have been obtained from unrelated parties.

          (t) The Company maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, general liability insurance and insurance covering all real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and other risks customarily insured against, all of which insurance is in full force and effect.

          (u) The Company does not maintain any employee benefit plan subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended.

          (v) The Company is not an "investment company" as defined in the Investment Company Act of 1940 (the "1940 Act").

          (w) The Company has not distributed and will not distribute prior to the First Closing Date any offering material in connection with the offering and sale of the Common Shares, other than the Preliminary Prospectuses, the Registration Statement, the Prospectus and other materials permitted by the Act.

          (x) The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

          (y) The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); all outstanding shares of Common Stock are listed on the Nasdaq National Market, and the Common Shares to be issued and sold by the Company hereunder have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance; and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has filed all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act. The documents incorporated by reference in the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the First Closing Date and the Second Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     SECTION 3.  Representations, Warranties and Covenants of the Selling
                 --------------------------------------------------------
Stockholders.
------------

          (a) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

              (i) Such Selling Stockholder has, and on the First Closing Date hereinafter mentioned will have, good and valid title to the Common Shares proposed to be sold by such Selling Stockholder hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever, and the corporate or trust power and authority to execute and deliver this Agreement and the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to and to sell, assign, transfer and deliver such Common Shares hereunder; and upon delivery of and payment for such Common Shares hereunder, the several Underwriters will acquire good and valid title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

              (ii) Such Selling Stockholder has executed and delivered a Power of Attorney appointing Gordon R. Cooke, Samuel L. Shanaman and Olga L. Conley, and each of them, as such Selling Stockholder's Attorneys-in-Fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the

Underwriters to such Selling Stockholder for the Common Shares as provided in
Section 4 hereof and to authorize the delivery of the Common Shares to be sold by such Selling Stockholder in connection with this Agreement, and caused to be executed and delivered on its behalf a Power of Attorney and a Custody Agreement (the Power of Attorney and Custody Agreement hereinafter collectively referred to as the "Stockholders Agreement") and in connection therewith such Selling Stockholder further represents, warrants and agrees that such Selling Stockholder has deposited in custody, under the Stockholders Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Common Shares to be sold hereunder by such Selling Stockholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Stockholder agrees that the Common Shares to be sold by such Selling Stockholder on deposit with the Agent are subject to the interests of the Underwriters, that the arrangements made for such custody and the appointment by such Selling Stockholder of the Attorneys-in-Fact under the Power of Attorney are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Stockholders Agreement, by any act of such Selling Stockholder, by operation of law, by the liquidation, dissolution, merger or consolidation of such Selling Stockholder or by the occurrence of any other event. If such Selling Stockholder shall be liquidated, dissolved, merged or consolidated, or if any other event should occur, before the delivery of the Common Shares hereunder, the documents evidencing the Common Shares then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement as if such dissolution, liquidation, merger or consolidation, or other event had not occurred, regardless of whether or not the Agent shall have received notice thereof.

              (iii) The execution, delivery and performance of this Agreement and the Stockholders Agreement and the consummation of the transactions contemplated hereby and by the Stockholders Agreement will not conflict with or result in a breach or violation by such Selling Stockholder of any of the terms or provisions of, or constitute a default by such Selling Stockholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its properties is bound, any statute (not including the Blue Sky or state securities laws applicable to the public offering of the Common Shares contemplated hereby), or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Stockholder or any of its properties (not including the Blue Sky or state securities laws applicable to the public offering of the Common Shares contemplated hereby or the by-laws and rules of the NASD applicable to such offering) or the Certificate of Incorporation or By-laws (or comparable organizational or governing documents) of such Selling Stockholder.

              (iv) All consents, approvals, authorizations and orders (other than such as may be required under Blue Sky or state securities laws and the by-laws and rules of the NASD in connection with the public offering of the Common Shares) necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Stockholders Agreement, and for the sale and delivery of the Common Shares to be sold by such Selling Stockholder hereunder, have been obtained.

              (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

          (b) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or at the First Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (c) Such Selling Stockholder agrees with the Company and the Underwriters that it will not, directly or indirectly, sell, offer to sell, contract to sell, grant an option to purchase, grant a security interest in, or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable for any shares of Common Stock, or any interest in such shares or securities, for a period of 90 days from the date of the Prospectus, without the prior written consent of the Representatives.

     SECTION 4.  Purchase, Sale and Delivery of Common Shares.  On the basis of
                 --------------------------------------------
the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Company agrees to issue and sell to the Underwriters 1,000,000 of the Firm Common Shares, and (ii) the Selling Stockholders agree, severally and not jointly, to sell to the Underwriters, in the respective amounts set forth in Schedule B hereto, an aggregate of 1,752,404 of the Firm Common Shares. The Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Stockholders, respectively, the number of Firm Common Shares described below with respect to each Underwriter. The purchase price per share to be paid by the several Underwriters to the Company and to the Selling Stockholders, respectively, shall be $_____ per share.

     The obligation of each Underwriter to the Company shall be to purchase from the Company that number of full shares which (as nearly as practicable, as determined by you) bears to the number of Firm Common Shares being sold by the Company the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares. The obligation of each Underwriter to each Selling Stockholder shall be to purchase from such Selling Stockholder that number of full shares which (as nearly as practicable, as determined by you) bears to the number of Firm Common Shares being sold by such Selling Stockholder the same proportion as the number of shares set forth opposite the name of such Underwriter in Schedule A hereto bears to the total number of Firm Common Shares.

     Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Wessels, Arnold & Henderson, L.L.C., 601 Second Avenue, Minneapolis, Minnesota (or such other place as may be agreed upon by the Company and the Representatives) at 8:00 a.m. (Minneapolis time) on __________, 1997, or such other time and date, not later than the third full business day following the date of this Agreement, unless otherwise required or permitted pursuant to Rule 15c6-1 of the Exchange Act (the "First Closing Date"). (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

     Delivery of certificates for the Firm Common Shares shall be made by or on behalf of the Company and the Selling Stockholders to you, for the respective accounts of the Underwriters with respect to the Firm Common Shares to be sold by the Company and by the Selling Stockholders against payment by you, for the accounts of the several Underwriters, of the purchase price therefor by certified or official bank check or checks payable in next day funds to the order of the Company and of the Agent in proportion to the number of Firm Common Shares to be sold by the Company and the Selling Stockholders, respectively.
The certificates for the Firm Common Shares shall be registered in such names and denominations as you shall have requested upon at least 48 hours' prior written notice, and shall be made available for checking and packaging on the business day preceding the First Closing Date at a location in Boston, Massachusetts or New York, New York as may be designated by you. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     In addition, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 412,861 Optional Common Shares at the purchase price per share to be paid for the Firm Common Shares, for use solely in covering any over-allotments made by you for the account of the Underwriters in the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) upon prior written notice by you to the Company, given within 30 days after the date of the Prospectus, setting forth the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option, the names and denominations in which the certificates for such shares are to be registered and the time and place at which such certificates will be delivered. Such time of delivery (which may not be earlier than the First Closing Date), being herein referred to as the "Second Closing Date," shall be determined by you, but if at any time other than the First Closing Date shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. The number of Optional Common Shares to be purchased by each Underwriter shall be determined by multiplying the number of Optional Common Shares to be sold by the Company pursuant to such notice of exercise by a fraction, the numerator of which is the number of Firm Common Shares to be purchased by such Underwriter as set forth opposite its name in Schedule A and the denominator of which is the total number of Firm Common Shares to be purchased by all Underwriters (subject to such adjustments to eliminate any fractional share purchases as you in your discretion may make). Certificates for the Optional Common Shares will be made available for checking and packaging on the business day preceding the Second Closing Date at a location in Boston, Massachusetts or New York, New York as may be designated by you. The manner of payment for and delivery of the Optional Common Shares shall be the same as for the Firm Common Shares purchased from the Company as specified in the two preceding paragraphs. At any time before lapse of the option, you may cancel such option by giving written notice of such cancellation to the Company. If the option is cancelled or expires unexercised in whole or in part, the Company will deregister under the Act the number of Optional Common Shares as to which the option has not been exercised.

     You have advised the Company and the Selling Stockholders that each Underwriter has authorized you to accept delivery of its Common Shares, to make payment and to furnish receipt therefor. You, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by you by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

     Subject to the terms and conditions hereof, the Underwriters propose to make a public offering of their respective portions of the Common Shares as soon after the effective date of the Registration Statement as in the judgment of the Representatives is advisable and at the initial public offering price set forth on the cover page of and on the terms set forth in the Prospectus.

     SECTION 5.  Covenants of the Company.  The Company covenants and agrees
                 ------------------------
that:

          (a) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the Rules and Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the Rules and Regulations, the Company will file the Prospectus, properly completed in a form approved by you, pursuant to the applicable paragraph of Rule 424(b) of the Rules and Regulations within the time period prescribed and will provide evidence reasonably satisfactory to you of such timely filing. The Company will promptly advise you in writing (i) of the receipt of any comments of the Commission, (ii) of any request of the Commission for amendment of or supplement to the Registration Statement (either before or after it becomes effective), any Preliminary Prospectus or the Prospectus or for additional information, (iii) when the Registration Statement shall have become effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, or the institution or threatening of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment.
The Company will not file any amendment to the Registration Statement (either before or after it becomes effective), or any supplement to any Preliminary Prospectus or the Prospectus, of which you have not been furnished with a copy a reasonable time prior to such filing or to which you reasonably object or which is not in compliance with the Act and the Rules and Regulations. To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or the Prospectus (in each case, as amended or supplemented) furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (b) The Company will prepare and file with the Commission, promptly upon your request, any amendments to the Registration Statement or supplements to the Prospectus which in your reasonable judgment may be necessary or advisable to enable the several Underwriters to continue the distribution of the Common Shares and will use its best efforts to cause the same to become effective as promptly as possible. The Company will comply with the provisions of Rule 430A of the Rules and Regulations with respect to any information omitted from the Registration Statement in reliance upon such Rule.

          (c) If at any time a prospectus relating to the Common Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, as then supplemented, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to supplement the Prospectus, as then supplemented, to comply with the Act or the Rules and Regulations, the Company will promptly advise you thereof and will promptly prepare and file with the Commission, at its own expense, an appropriate amendment to the Registration Statement or supplement to the Prospectus which will correct such statement or omission or an amendment to the Registration Statement or supplement to the Prospectus which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible.

          (d) As soon as practicable, but not later than 45 days after the end of the first quarter ending after one year following the "effective date of the Registration Statement" (as defined in Rule 158(c) of the Rules and Regulations), the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of 12 consecutive months beginning after the effective date of the Registration Statement which will satisfy the provisions of the last paragraph of Section 11(a) of the Act and the relevant Rules and Regulations (including, at the option of the Company, Rule 158).

          (e) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, at any time when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives on or before the First Closing Date such number of copies of the Registration Statement, including documents incorporated by reference therein, but without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

          (f) The Company shall cooperate with you and your counsel in order to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as you designate, will comply with such laws and will continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would not be subject to taxation as a foreign corporation. The Company will advise you promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common

Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with your cooperation, will use its best efforts to obtain the withdrawal thereof. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Common Shares.

          (g) During the period of five years after the First Closing Date (but only for so long as the Common Stock is registered under the Exchange Act), the Company will continue to file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act. During the period of five years after the First Closing Date (but only for so long as the Common Stock is registered under the Exchange Act), the Company will furnish to the Representatives and, upon request of the Representatives, to each of the other
Underwriters: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the consolidated balance sheet of the Company as of the close of such fiscal year and consolidated statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants;
(ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form l0-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock. To the extent applicable, such reports or documents shall be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (h) During the period beginning on the date hereof and continuing to and including the date 90 days after the date of the Prospectus, without the prior written consent of the Representatives, the Company will not issue, sell, offer to sell, contract to sell, grant options to purchase or otherwise dispose of any of the Company's equity securities or any other securities convertible into or exchangeable with its Common Stock or other equity security; provided that the Company may (i) issue shares of its Common Stock under the employee stock purchase plan described in the Prospectus or upon the exercise of options granted under its employee stock options plans described in the Prospectus, and
(ii) grant options under its employee stock option plans and employee stock purchase plan described in the Prospectus upon terms and in amounts consistent with past practice.

          (i) The Company will apply the net proceeds of the sale of the Common Shares sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus. The Company will invest such proceeds pending their use in such a manner that, upon completion of such investment, the Company will not be an "investment company" as defined in the 1940 Act.

          (j) The Company will list the Common Shares to be issued and sold by the Company on the Nasdaq National Market.

          (k) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the First Closing Date or the Second Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Common Shares.

     Wessels, Arnold & Henderson, L.L.C., on behalf of the Underwriters, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

     SECTION 6.  Payment of Expenses.  Whether or not the transactions
                 -------------------
contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company and, unless otherwise paid by the Company, the Selling Stockholders agree to pay (in such proportions as they may agree upon among themselves) all costs, fees and expenses incurred by them in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limiting the generality of the foregoing, (i) all expenses of preparing certificates for the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel and the Company's independent accountants, (v) all costs and expenses incurred in connection with the preparation, printing, copying, filing, shipping and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, and all costs and expenses incurred in connection with the printing, copying, shipping and distribution of this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Underwriters' Questionnaire, The Underwriters' Selling Memorandum, the Invitation Letter, the Underwriters' Power of Attorney and the Blue Sky memoranda, and any amendments or supplements thereto, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws, (vii) the filing fee of, and all fees and expenses incurred by the Company or the Underwriters and their counsel incident to securing any required approval from, the NASD and (viii) all other fees, costs and expenses referred to in Item 13 of the Registration Statement. The Underwriters may deem the

Company to be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and by the Selling Stockholders. Except as provided in this Section 6, Section 8 and Section 10 hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to qualification, registration or exemption under the Blue Sky laws and the Blue Sky memoranda referred to above and in securing any approval of the NASD). This Section 6 shall not affect any agreements relating to the payment of expenses among the Company and the Selling Stockholders.

     To the extent not paid by the Company, the Selling Stockholders will pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) any fees and expenses of counsel for the Selling Stockholders; (ii) any fees and expenses of the Agent; and (iii) all expenses and taxes incident to the sale and delivery of the Common Shares to be sold by the Selling Stockholders to the Underwriters hereunder.

     SECTION 7.  Conditions to the Obligations of the Underwriters.  The
                 -------------------------------------------------
obligations of the several Underwriters to purchase and pay for the Firm Common Shares on the First Closing Date and the Optional Common Shares on the Second Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein set forth as of the date hereof and as of the First Closing Date or the Second Closing Date, as the case may be, to the accuracy of the statements by Company officers on behalf of the Company and by the Selling Stockholders made in instruments delivered to you pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:00 P.M., Washington, D.C. time, on the date of this Agreement, or at such later time as shall have been consented to by you; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) of the Rules and Regulations; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, the Selling Stockholders or you, shall be contemplated by the Commission; and any request of the Commission for changes to, or inclusion of additional information in, the Registration Statement, shall have been complied with to your satisfaction.

          (b) You shall be satisfied that since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there shall not have been any change in the capital stock of the Company, other than upon the sale of the Common Shares hereunder and as contemplated by subsection 5(h) above, or any change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth in or contemplated by the Registration Statement or the Prospectus, no verbal or written agreement or other transaction shall have been entered into by the Company, which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained which materially and adversely affects the condition (financial or otherwise), business, results of operations or prospects of the Company, (iv) no legal or governmental action, suit or proceeding against the Company which if adversely determined would have a material adverse effect on the Company or which materially affects or may affect the transactions contemplated by this Agreement shall have been instituted or threatened and (v) there shall not have been any change in or affecting the condition (financial or otherwise), business, management, properties, results of operations or prospects of the Company which, in the judgment of the Representatives, is so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Common Shares as contemplated hereby.

          (c) There shall have been furnished to you, as Representatives of the Underwriters, on each Closing Date, in form and substance satisfactory to you, except as otherwise expressly provided below:

               (i) An opinion of Foley, Hoag & Eliot LLP, counsel for the Company, addressed to the Underwriters and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                    (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts, and has full corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of Massachusetts;

                    (2) The authorized capital stock of the Company is as set forth in the Prospectus; all necessary corporate proceedings have been taken in order to validly authorize such capital stock; all outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, were not issued in violation of or subject to any preemptive rights or other similar rights to subscribe for or purchase any securities and conform in all material respects to the description thereof contained in the Prospectus; and the shares of Common Stock outstanding immediately prior to the closing of this offering were issued pursuant to valid exemptions from the registration requirements of the Act;

                    (3) The form of certificate evidencing the Common Shares to be delivered hereunder is in due and proper form under Delaware law; the Firm Common Shares to be sold by the Selling Stockholders have been duly authorized and are validly issued, fully paid and nonassessable, were not issued in violation of or subject to any preemptive rights or other similar rights to subscribe for or purchase securities and conform in all material respects to the description thereof contained in the Prospectus; the Common Shares to be sold by the Company have been duly authorized and when issued and paid for as contemplated by this Agreement will be validly issued, fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive rights or other similar rights to subscribe for or purchase securities and will conform in all material respects to the description thereof contained in the Prospectus;

                    (4) Except as disclosed in or specifically contemplated by the Prospectus, to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, except for shares issuable under the 1993 Employee Stock Purchase Plan of the Company;

                    (5) (A) The Registration Statement has become effective under the Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

                         (B)  The Registration Statement and each amendment
thereto and the Prospectus and each supplement thereto (except for the consolidated financial statements and notes thereto and financial schedules included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations (other than Regulation S-X); each document filed by the Company pursuant to the Exchange Act (except for the consolidated financial statements and notes thereto and financial schedules included therein, as to which such counsel need express no opinion) and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the requirements of the Exchange Act;

                         (C)  To such counsel's knowledge, there are no
franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required; and

                         (D)  To such counsel's knowledge, there are no legal or
governmental actions, suits or proceedings pending or threatened against the Company or any of its properties which are required to be described in the Prospectus and which are not described as required.

                    (6) The statements under the captions "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of the documents referred to therein or of matters of law, are accurate in all material respects and fairly describe, in all material respects, the information required to be disclosed with respect thereto.

                    (7) The Company has the corporate power and authority to enter into this Agreement and to sell and deliver the Common Shares to be sold by it to the several Underwriters; and this Agreement has been duly and validly authorized by all necessary corporate action by the Company and has been duly and validly executed and delivered by and on behalf of the Company. No approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such as may be required under applicable Blue Sky or state securities laws and the by-laws and rules of the NASD in connection with the purchase and distribution of the Common Shares by the Underwriters and the clearance of such offering with the NASD;

                    (8) The execution and performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company is a party or by which the Company or any of its property may be bound or violate any of the provisions of the Certificate of Incorporation or Bylaws of the Company or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over the Company or any of its property (except that no opinion need be expressed in this paragraph as to compliance with state securities laws or the anti-fraud provisions of the federal securities laws or the by-laws and rules of the NASD); and

                    (9) To such counsel's knowledge, no holders of securities of the Company have rights which have not been waived to the registration under the Act of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby, other than with respect to the Common Shares of the Selling Stockholders to be included in such offering.

     In rendering such opinion, such counsel may rely (i) as to matters of local law, on opinions of local counsel, and (ii) as to matters of fact, on certificates of officers of the Company and of governmental officials, provided that in each such case their opinion states that they are so doing and that they believe that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are attached to the opinion or furnished in advance to counsel for the Underwriters. Counsel may state that its opinion is qualified to the extent that (i) the enforceability of any provision of any instrument or document or any rights granted thereunder may be subject to or affected by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar law relating to or affecting the rights of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion, or (iii) equitable principles may be applied in construing or enforcing the provisions of any instrument or document (regardless of whether enforcement is sought in a proceeding in equity or at law). Counsel may further state that, in rendering its opinion, it expresses no opinion other than as to (i) the laws of the United States and The Commonwealth of Massachusetts and (ii) the General Corporation Law of the State of Delaware. Counsel need express no opinion as to the validity or enforceability of the indemnity or contribution provisions of any agreement.

     Such counsel shall also include a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Underwriters, representatives of the independent certified public accountants for the Company, and representatives of the Underwriters, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and, although (except as specifically covered by this opinion) such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and has not made any independent check or verification thereof, on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts or information have come to such counsel's attention that would lead such counsel to believe that the Registration Statement (excluding the consolidated financial statements and notes thereto, financial statement schedules and other financial and accounting data included therein), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (excluding the consolidated financial statements and notes thereto and other financial and accounting data included therein), either as of its date or as of the applicable Closing Date (as the Prospectus may be amended or supplemented as of such date), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (ii) An opinion of Mary McGinn, Esq., counsel for the Selling Stockholders, addressed to the Underwriters and dated the First Closing Date, to the effect that:

               (1) A Power of Attorney and a Custody Agreement have been duly executed and delivered by each Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms;

               (2) This Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder in accordance with its terms; and the sale of the Common Shares to be sold by each Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation by such Selling Stockholder of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its property is bound, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws (or comparable organizational or governing documents) of such Selling Stockholder, or any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder (except that no opinion need be expressed in this paragraph as to compliance with state securities laws or the anti-fraud provisions of the federal securities laws or the by-laws and rules of the NASD);

               (3) No approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Selling Stockholders or the consummation by the Selling Stockholders of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such as may be required under applicable Blue Sky or state securities laws and the by-laws and rules of the NASD in connection with the purchase and distribution of the Common Shares by the Underwriters and the clearance of such offering with the NASD;

               (4) Each Selling Stockholder has the corporate or trust power and authority to sell, assign, transfer and deliver the Common Shares to be sold by such Selling Stockholder hereunder; and

               (5) The sale and delivery in accordance with the terms of this Agreement of the Common Shares to be sold by the Selling Stockholders will pass good and valid title to such Common Shares, free and clear of all liens, encumbrances, equities or claims, to each of the several Underwriters who purchases such Common Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.

     In rendering such opinion, such counsel may rely as to matters of fact, on certificates of the Selling Stockholders and of governmental officials, provided that in each such case their opinion states that they are so doing and that they believe that the Underwriters are justified in relying on such opinions or certificates and copies of said opinions or certificates are attached to the opinion or furnished in advance to counsel for the Underwriters. Counsel may state that its opinion is qualified to the extent that (i) the enforceability of any provision of any instrument or document or any rights granted thereunder may be subject to or affected by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar law relating to or affecting the rights of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion, or (iii) equitable principles may be applied in construing or enforcing the provisions of any instrument or document (regardless of whether enforcement is sought in a proceeding in equity or at law). Counsel may further state that, in rendering its opinion, it expresses no opinion other than as to (i) the laws of the United States and the state of Illinois and (ii) the General Corporation Law of the State of Delaware. Counsel need express no opinion as to the validity or enforceability of the indemnity or contribution provisions of any agreement.

              (iii) Such opinion or opinions of Hale and Dorr LLP, counsel for the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Common Shares, the Registration Statement and the Prospectus and other related matters as you may reasonably require, and the Company and the Selling Stockholder shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company and governmental officials.

               (iv) A certificate of the Company executed by the chief executive officer and the chief financial or accounting officer of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that (it being agreed that all such statements are made on behalf of the Company and not in such officer's individual capacity):

                    (1) The representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such Closing Date;

                    (2) The Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings for that purpose have been instituted or are pending or, to the best of the knowledge of the respective signers, are contemplated by the Commission;

                    (3) Each such officer has carefully examined the Registration Statement and the Prospectus; in his opinion and to the best of his knowledge, neither the Registration Statement or any amendment thereto nor the Prospectus or any supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (4) Since the initial date on which the Registration Statement was filed, no agreement, written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

                    (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change in or affecting the condition (financial or otherwise), business, management, properties, results of operations, or prospects of the Company; and no legal or governmental action, suit or proceeding is pending or, to the knowledge of such officers, threatened against the Company which if adversely determined would have a material adverse effect on the Company, whether or not arising from transactions in the ordinary course of business, or which may materially adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, the Company has not entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company or incurred any material liability or obligation, direct or contingent (except in the ordinary course of business), or made any change in its capital stock, made any change in its debt that has a material adverse effect on the Company or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the First Closing Date or Second Closing Date, as the case may be; and

               (6) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company has not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

          (v) On the First Closing Date a certificate, dated such First Closing Date and addressed to you, signed by or on behalf of each Selling Stockholder to the effect that the representations and warranties of such Selling Stockholder in this Agreement are true and correct, as if made at and as of the First Closing Date, and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied prior to the First Closing Date.

          (vi) On the date this Agreement is executed and also on the First Closing Date and the Second Closing Date, a letter addressed to you, as Representatives of the Underwriters, from Coopers & Lybrand LLP, independent accountants, the first one to be dated the date of this Agreement, the second one to be dated the First Closing Date and the third one (in the event of a Second Closing) to be dated the Second Closing Date, in form and substance reasonably satisfactory to you.

         (vii) On or before the First Closing Date, letters from each director and executive officer of the Company, in form and substance reasonably satisfactory to you, confirming that for a period of 90 days from the date of the Prospectus, such person will not, directly or indirectly, sell, offer to sell, contract to sell, grant an option to purchase, grant a security interest in, or otherwise dispose of any shares of Common Stock, or any securities convertible into or exchangeable for any shares of Common Stock, without your prior written consent.

         (viii) The Common Shares to be issued and sold by the Company shall have been duly approved for quotation, subject to notice of issuance, on the Nasdaq National Market.

     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Hale and Dorr LLP, counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you reasonably request. Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

     If any condition to the Underwriters' obligations hereunder to be satisfied prior to or at the First Closing Date is not so satisfied, this Agreement at your election will terminate upon notification by you as Representatives to the Company and the Selling Stockholders without liability on the part of any Underwriter, the Company or the Selling Stockholders except for the expenses to be paid or reimbursed by the Company and by the Selling Stockholders pursuant to Sections 6 and 8 hereof and except to the extent provided in Section 10 hereof.

     SECTION 8.  Reimbursement of Underwriters' Expenses.  Notwithstanding any
                 ---------------------------------------
other provisions hereof, if this Agreement shall be terminated by you pursuant to Section 7 or Section 13, or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Stockholders to perform any agreement herein or to comply with any provision hereof (other than as a result of a breach of the terms of this Agreement by any Underwriter), the Company agrees to reimburse you and the other Underwriters upon demand for all out-of-pocket expenses that shall have been reasonably incurred by you and them in connection with the proposed purchase and the sale of the Common Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, telegraph charges and telephone charges relating directly to the offering contemplated by the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of this Section, Section 6 and Section 10 shall at all times be effective and shall apply.

     SECTION 9.  Effectiveness of Registration Statement.  You, the Company and
                 ---------------------------------------
the Selling Stockholders will use your, its and their respective best efforts to cause the Registration Statement to become effective, to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.

     SECTION 10.  Indemnification.
                  ---------------

          (a) The Company and the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such
Underwriter or such controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, and, subject to Section 10(c), will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that (i) neither the Company
                              --------
nor any Selling Stockholder shall be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by an Underwriter through you expressly for use therein; (ii) neither the Company nor any Selling Stockholder shall be liable under the indemnity agreement in this paragraph (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, liability or expense results from the fact that an Underwriter sold Common Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act and the loss, claim, damage, liability or expenses results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as amended or supplemented; and (iii) no Selling Stockholder shall be liable under the indemnity agreement in this paragraph (a) for an amount in excess of the proceeds, net of the applicable underwriting discount, received by such Selling Stockholder from the sale of the Common Shares sold by such Selling Stockholder to the Underwriters pursuant to this Agreement. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of such liability for which they each shall be responsible. This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have.

          (b) Each Underwriter, severally, but not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act, against any losses, claims, damages, liabilities or expenses to which the Company, or any such director, officer, Selling Stockholder or controlling person may become subject, under the Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company, and any such director, officer, Selling Stockholder or controlling person for any legal and other expenses as such expenses are reasonably incurred by the Company, or any such director, officer, Selling Stockholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select one separate counsel (plus any local counsel as may reasonably be required) to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt of the indemnified party's notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 10 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Common Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions described in such paragraphs (a) or
(b) which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion, in the case of the Company and the Selling Stockholders, as the total price paid to the Company and to the Selling Stockholders, respectively, for the Common Shares sold by them to the Underwriters (net of underwriting discounts and commissions but before deducting expenses), and in the case of the Underwriters, as the underwriting discounts and commissions received by them bear to the total of such amounts paid to the Company and to the Selling Stockholders and received by the Underwriters as underwriting discounts and commissions. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subsection (c) of this Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subsection (c) of this Section 10 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subsection (d); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection (c) for purposes of indemnification. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public, and no Selling Stockholder shall be required to contribute an amount in excess of the proceeds, net of the applicable underwriting discount, received by such Selling Stockholder from the sale of the Common Shares sold by such Selling Stockholder to the Underwriters pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 10 are several in proportion to their respective underwriting commitments and not joint.

     SECTION 11.  Default of Underwriters.  It shall be a condition to this
                  -----------------------
Agreement and the obligation of the Company and the Selling Stockholders to sell and deliver the Common Shares hereunder, and of each Underwriter to purchase the Common Shares in the manner as described herein, that, except as hereinafter in this paragraph provided, each of the Underwriters shall purchase and pay for all the Common Shares agreed to be purchased by such Underwriter hereunder upon tender to the Representatives of all such shares in accordance with the terms hereof. If any Underwriter or Underwriters default in their obligations to purchase Common Shares hereunder on either the First or Second Closing Date and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date does not exceed one-eleventh of the total number of Common Shares which the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Common Shares which such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Common Shares with respect to which such default occurs is more than the above fraction and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares by other persons are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders except for the expenses to be paid by the Company and the Selling Stockholders pursuant to Section 6 hereof and except to the extent provided in Section 10 hereof.

     In the event that Common Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by another party or parties, the Representatives or the Company shall have the right to postpone the First or Second Closing Date, as the case may be, for not more than five business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     SECTION 12.  Termination.  This Agreement may be terminated by you by
                  -----------
notice to the Company and the Selling Stockholders as follows:

          (a) At any time prior to the earlier of (i) the time the Common Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 a.m., Minneapolis time, on the first business day following the date of this Agreement (or, if at the time of execution of this agreement the Registration Statement has not become effective, 11:30 a.m., Minneapolis time, on the first business day following the effectiveness of the Registration Statement);

          (b) At any time prior to the First Closing Date or the Second Closing Date, as the case may be, if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in or affecting the condition (financial or otherwise), business, management, results of operations or prospects of the Company, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or on the Nasdaq National Market or over-the-counter market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange or on the Nasdaq National Market or over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

     Any termination pursuant to subsection (a) or (b) of this Section 12 shall be without liability on the part of any Underwriter to the Company or the Selling Stockholders or on the part of the Company or the Selling Stockholders to any Underwriter (except for expenses to be paid or reimbursed by the Company and the Selling Stockholders pursuant to Sections 6 and 8 hereof (provided that Section 8 shall not apply in the case of a termination pursuant to subsection
(a)) and except to the extent provided in Section 10 hereof).

          (c)  As otherwise provided in this Agreement.

     SECTION 13.  Failure of the Selling Stockholders to Sell and Deliver.  If
                  -------------------------------------------------------
one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Stockholder at the First Closing Date under the terms of this Agreement, then the Underwriters may at their option, by written notice from you to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 6, 8 and 10 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and the other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. In the event of a failure by one or more of the Selling Stockholders to sell and deliver as referred to in this Section, either you or the Company shall have the right to postpone the First Closing Date for a period not exceeding seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected.

     SECTION 14.  Survival.  The respective indemnities, agreements,
                  --------
representations, warranties and other statements of the Company, of its officers, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

     SECTION 15.  Notices.  All communications hereunder shall be in writing
                  -------
and, if sent to the Representatives shall be mailed, delivered or telegraphed and confirmed to you care of Wessels, Arnold & Henderson, L.L.C. at 601 Second Avenue, Minneapolis, Minnesota 55402-4314, Attention: Syndicate Department, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: Patrick J. Rondeau, Esq., and if sent to the Company or the Selling Stockholders shall be mailed, delivered or telegraphed and confirmed to the Company at 25 Recreation Park Drive, Suite 2000, Hingham, Massachusetts 02043,
Attention: Chief Financial Officer, with a copy to Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109, Attention: Peter M. Rosenblum, Esq. and David R. Pierson, Esq. The Company, the Selling Stockholders or you may change the address for receipt of communications hereunder by giving notice to the others.

     SECTION 16.  Successors.  This Agreement will inure to the benefit of and
                  ----------
be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 10, and in each case their respective successors, personal representatives and assigns, and no other person will have any right or obligation hereunder. No such assignment shall relieve any party of its obligations hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

     SECTION 17.  Representation of Underwriters.  You will act as
                  ------------------------------
Representatives for the several Underwriters in connection with all dealings hereunder, and any action under or in respect of this Agreement taken by you jointly as Representatives or by Wessels, Arnold & Henderson, L.L.C. on behalf of the Representatives, will be binding upon all the Underwriters.

     SECTION 18.  Partial Unenforceability.  The invalidity or unenforceability
                  ------------------------
of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     SECTION 19.  Applicable Law.  This Agreement shall be governed by and
                  --------------
construed in accordance with the internal laws (and not the laws pertaining to conflicts of laws) of the State of Minnesota.

     SECTION 20.  General.  This Agreement constitutes the entire agreement of
                  -------
the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

     In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Stockholders and you.

     Any action taken under this Agreement by the Attorneys-in-Fact will be binding on the Selling Stockholders.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholders and the several Underwriters including you, all in accordance with its terms.

                                                  Very truly yours,

                                                  DM MANAGEMENT COMPANY



                                                  By:___________________________
                                                       President


                                                  ALLSTATE INSURANCE COMPANY



                                                  By:___________________________
                                                       (Attorney-in-fact)


                                                  CTC ILLINOIS TRUST COMPANY,
                                                  AS TRUSTEE FOR ALLSTATE
                                                  RETIREMENT PLAN


                                                  By:___________________________
                                                       (Attorney-in-fact)


                                                  CTC ILLINOIS TRUST COMPANY,
                                                  AS TRUSTEE FOR AGENTS
                                                  PENSION PLAN


                                                  By:___________________________
                                                       (Attorney-in-fact)

The foregoing Underwriting Agreement
is hereby confirmed and accepted by
us in Minneapolis, Minnesota as of
the date first above written.

WESSELS, ARNOLD & HENDERSON, L.L.C.
MONTGOMERY SECURITIES

Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

By:  WESSELS, ARNOLD & HENDERSON, L.L.C.



By:______________________________
     Managing Director

                                  SCHEDULE A
                                  ----------


                                                         Number of Firm
                                                          Common Shares
Name of Underwriter                                      to be Purchased
-------------------                                      ---------------
Wessels, Arnold & Henderson, L.L.C. ....................
Montgomery Securities...................................










                                                              _________
          TOTAL.........................................      2,752,404

                                  SCHEDULE B
                                  ----------


                                               Number of Firm
                                                Common Shares
Name of Selling Stockholder                       to be Sold
---------------------------                    --------------
Allstate Insurance Company....................     1,744,920
CTC Illinois Trust Company, as trustee for
 Allstate Retirement Plan.....................         3,742

CTC Illinois Trust Company, as trustee for
 Agents Pension Plan..........................         3,742


                                                   _________
Total:                                             1,752,404